Post-Effective Amendment No. 3 to
Registration No. 333-88493

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

TO
FORM S-6

     REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:	C.M. Life Variable Life Separate Account I

B.	Name of Depositor:	C.M. Life Insurance Company

C.	Complete address of Depositor's principal executive offices:	140 Garden Street Hartford, CT 06154

D.	Name and address of Agent For Service of Process:	Ann Lomeli Corporate Secretary 1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485.

	X	on May 1, 2002 pursuant to paragraph (b) of Rule 485.

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485.

this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be ______________.

E.	Title of Securities being registered:	Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

F.	Approximate date of proposed Public offering:	as soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of
Form N-8B-2	Caption

1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Appendix D. Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy
Features; Investment Options; Other
Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other
Agreements.
13	Introduction; Detailed Description of
Policy Features.
14	Detailed description of Policy
Features.
15	Premiums; Exhibit 99(11).
16	Introduction; The Separate Account.
17	Detailed description of Policy
Features; Exhibit 99(11).
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy
Features; Other Information;
Investment Options.
25	Other Information.
26	Other Information; The Investment
Options.
27	Other Information.
28	Appendix C: Directors and
Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender
Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy
Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Appendix D.

Survivorship Variable Universal Life II (“SVUL II”),
a Survivorship Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by C.M. Life Insurance Company

This prospectus describes a survivorship life insurance policy (the “policy”) offered by C.M. Life Insurance Company (“C.M. Life”). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the surviving Insured (the “second death”).

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to C.M. Life. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. C.M. Life is a wholly owned subsidiary of MassMutual.

The policy provides premium-payment and death-benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a bank or credit union deposit or obligation; is not FDIC- or NCUA-insured, nor is it insured by any government agency. The policy is not guaranteed by any bank or credit union and it may decrease in value. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Hartford, Connecticut. Our Web site is www.massmutual.com.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*	Title may vary in some jurisdictions.
†	These fund names have changed. See Section III, Fund Profiles, for more information.

American Century® Variable Portfolios, Inc.
•	American Century® VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF–Technology Fund

Janus Aspen Series
•	Janus Aspen Capital Appreciation Portfolio (Institutional)
•	Janus Aspen Worldwide Growth Portfolio (Institutional)

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund†
•	MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA

Deutsche Asset Management VIT Funds
•	Scudder VIT Small Cap Index Fund†

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund† (Class 2)

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

EFFECTIVE MAY 1, 2002

Table of Contents

I. Introduction

Please refer to Appendix A, for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variations that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live. Also, in some states, this product may be offered as a certificate pursuant to a group survivorship variable universal life insurance policy. A purchaser should consult the certificate for a full understanding of its terms and conditions. For those purchasing certificates, the word “policy” in this prospectus should be read as “certificate.”

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The policy is a “survivorship” policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”); but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made, they do not guarantee that the policy will remain in force. The policy allows you to vary premium payments with your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment funds in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed the guaranteed rate.
Introduction

This section of the introduction provides an overview of the fees and expenses associated with your SVUL II policy.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a SVUL II policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market investment option until the Right to Return period is completed.

Your Premium
You make a premium payment
We deduct a Premium Expense Charge
Net Premium
We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account
Accumulated value set aside to secure a policy loan
Guaranteed Principal Account
We hold amounts you allocate to this option in the general investment account
Variable Investment Options
We hold amounts you allocate to these options ("division") in the Separate Account
Separate Account SVUL II Segment
The variable investment divisions invest in the fund's portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
The Loan Interest Rate Expense Charge reduces the interest credited on the Loan Account
We make monthly deductions
We deduct:
- cost of insurance
- administrative charge
- face amount charge
- rider charges
Account Value
If you make a partial withdrawal
We deduct a $25 Withdrawal Fee
Death Benefit
We pay your selected Death Benefit less any outstanding policy loans
If you surrender your policy
We deduct any policy debt and a surrender charge during the first 14 years

  Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate Account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	All Coverage Years: 8.5% of premium up to Premium Expense Factor; 5.0% of premium over Premium Expense Factor.	All Coverage Years: 10.0% of premium up to Premium Expense Factor; 7.5% of premium over Premium Expense Factor.

Administrative Charge	Policy Years 1-10: $12 per month per policy.	All Policy Years: $12 per month per policy.

Policy Years 11+: $8 per month per policy.

Face Amount Charge	A rate that varies by the Issue Ages, genders, and risk classifications of the Insureds, and by the year of coverage. The monthly rate, per $1,000 of Face Amount, ranges from:	A rate that varies by the Issue Ages, genders, and risk classifications of the Insureds, and by the year of coverage. The monthly rate, per $1,000 of Face Amount, ranges from:

	Coverage Years 1-10: $0.03 to $0.15	Coverage Years 1-10: $0.06 to $0.18

	Coverage Years 11+: $0.00	Coverage Years 11+: $0.00

Insurance Charges	A per-thousand rate applied to the insurance risk each month. The rate varies by the Issue Ages, genders, and risk classifications of the Insureds, and by the year of coverage.	For standard risks, the guaranteed cost of insurance rates are based on the Commissioners 1980 Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	All Policy Years: 0.25%, on an annual basis, of daily net asset value of the Separate Account.	All Policy Years: 0.60%, on an annual basis, of daily net asset value of the Separate Account.

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Rate Expense Charge	Policy Years 1-10: 0.50% of loaned amount.	All Policy Years: 0.80% of loaned amount.
Policy Years 11+: 0.25% of loaned amount.

Withdrawal Fee	$25	$25

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-5: Based on the
Target Premium (but not to exceed
$45 per thousand of Face Amount).

Coverage Years 6-14: The preceding
year surrender charge reduced by
10% of the first-year surrender
charge.	Coverage Years 1-5: Based on the
Target Premium (but not to exceed
$45 per thousand of Face Amount).

Coverage Years 6-14: The preceding
year surrender charge reduced by
10% of the first-year surrender
charge.

The Premium Expense Factor referenced above is used to determine the premium expense charge and sales compensation. The Premium Expense Factor is shown in the policy; it can be quoted upon request before the policy is issued. Examples of current Premium Expense Factors per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 – $2.48; Both Age 55  – $12.45; Both Age 85 – $58.83. The Premium Expense Factor for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

The Target Premium referenced above is used to determine surrender charges. Although the Target Premium is not shown in the policy, the surrender charges are listed in the policy; they can be quoted upon request before the policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 – $2.48; Both Age 55  – $12.45; Both Age 85 – $58.83. The Target Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.
Introduction

Investment Management Fees and Other Expenses

(Reflect any expense waiver, limitation and reimbursement
arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees		Other Expenses		12b-1 Fees		Total Fund Operating Expenses

American Century® VP Income & Growth Fund	0.70%		0.00%		—		0.70%

Fidelity® VIP II Contrafund® Portfolio (Initial Class)	0.58%		0.10%		—		0.68%	[1]

Goldman Sachs VIT Capital Growth Fund	0.75%		0.25%	[2]	—		1.00%	[2]

INVESCO VIF–Technology Fund	0.75%		0.32%		—		1.07%

Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%		0.01%		—		0.66%

Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%		0.04%		—		0.69%

MML Blend Fund	0.38%		0.02%	[3]	—		0.40%

MML Emerging Growth Fund	1.05%		0.11%	[3]	—		1.16%

MML Equity Fund	0.37%		0.03%	[3]	—		0.40%

MML Equity Index Fund (Class II)	0.10%		0.16%	[4]	—		0.26%

MML Growth Equity Fund	0.80%		0.11%	[3]	—		0.91%

MML Large Cap Value Fund	0.80%		0.07%	[3]	—		0.87%

MML Managed Bond Fund	0.47%		0.01%	[3]	—		0.48%

MML Money Market Fund	0.48%		0.02%	[3]	—		0.50%

MML OTC 100 Fund	0.45%		0.11%	[3]	—		0.56%

MML Small Cap Equity Fund [5]	0.65%		0.04%	[3]	—		0.69%

MML Small Cap Growth Equity Fund	1.07%		0.08%	[3]	—		1.15%

Oppenheimer Aggressive Growth Fund/VA	0.64%		0.04%		—		0.68%

Oppenheimer Bond Fund/VA	0.72%		0.05%		—		0.77%

Oppenheimer Capital Appreciation Fund/VA	0.64%		0.04%		—		0.68%

Oppenheimer Global Securities Fund/VA	0.64%		0.06%		—		0.70%

Oppenheimer High Income Fund/VA	0.74%		0.05%		—		0.79%

Oppenheimer Main Street® Growth & Income Fund/VA	0.68%		0.05%		—		0.73%

Oppenheimer Strategic Bond Fund/VA	0.74%	[6]	0.05%		—		0.79%

Oppenheimer International Growth Fund/VA	1.00%		0.05%		—		1.05%

Scudder VIT Small Cap Index Fund [7]	0.35%		0.10%		—		0.45%	[7]

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		—		0.85%

Templeton Foreign Securities Fund [8] (Class 2)	0.68%		0.22%		0.25%	[8]	1.15%	[8]

[1]
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Other Expenses for the VIP II Contrafund Portfolio (Initial Class) would have been 0.06% decreasing the VIP II Contrafund Portfolio’s (Initial Class) total fund expenses to 0.64%.

[2]
Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain “Other Expenses” of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include these expense reductions and limitations. If not included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund would be 0.94% and 1.69% respectively, of the Fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2001. The expense reductions or limitations may be discontinued or modified by the Investment Adviser at their discretion at any time.

[3]
MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Emerging Growth Fund, MML Growth Equity Fund and MML OTC 100 Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.32% for the MML Emerging Growth Fund, 0.19% for the MML Growth Equity Fund and 0.26% for the MML OTC 100 Fund. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

[4]
Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for the MML Equity Index Fund (Class II) in 2001 would be 0.34%.

[5]	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

[6]
OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

[7]
Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to the current expense cap listed. Deutsche Asset Management does not guarantee that the fee waiver will remain in effect and could be subject to change. Absent of this expense cap reimbursement the management fees and other expenses for the Scudder Small Cap Index Fund would be 0.35% and 0.28%. Prior to May 1, 2002, the Scudder VIT Small Cap Index Fund was called Deutsche VIT Small Cap Index Fund.

[8]
The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction the Total Annual Fund Operating Expenses would have been 1.16%. Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund.

(See the fund prospectuses for more information.)
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy, you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy is currently $100,000. The policy can be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insureds’ risk classifications. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally are issued with values that vary based on the genders of the Insureds. Policies purchased in Montana are “unisex”; that is, the policy values do not vary by the genders of the Insureds. Policies purchased elsewhere as part of an employee benefit plan also may have policy values that do not vary by the genders of the Insureds. References in the prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, net surrender values, and death benefits.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If both Insureds die while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.
  Detailed Description of Policy Features

Under one test, the Cash Value Test, the minimum death benefit is equal to a percentage of the account value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is better for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Option 2 (a variable amount option), or

(c)	Option 3 (an amount that varies by the amount of premium accepted by us).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2, and 3 is as follows.

Option 1—The benefit is the greater of:

(a)	the Face Amount on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 2—The benefit is the greater of:

(a)	the Face Amount plus the account value on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 3—The benefit is the greater of:

(a)	the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if:

1.	the Face Amount is reduced to less than the minimum Initial Face Amount as a result of the change; or

2.	the Attained Age of the younger Insured has reached 85, or the older has reached 90; or

3.	only one of the Insureds is alive.

When the policy Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.
Detailed Description of Policy Features

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting the request for a change of Face Amount to us at our Administrative Office.

Increases in Face Amount. You must provide us with a written application and evidence the Insureds are still insurable to increase your Face Amount. An increase may not be less than $50,000. You may not increase the Face Amount of the policy after the younger Insured reaches Attained Age 85 or, if earlier, after the older Insured reaches Attained Age 90.

If you increase the policy Face Amount, the monthly charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Face Amount. After the first Policy Year, you may decrease the policy Face Amount at any time (except during the 12-month period following a Face Amount increase). You may not decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Initial Face Amount.

If you decrease the Face Amount, a partial surrender charge may apply. (See Decrease in Face Amount in the Surrender Charges section of this Part.) We will deduct partial surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)	the Face Amount of the most recent increase; then

(b)	the Face Amounts of the next most recent increases successively; and last

(c)	the Initial Face Amount.

If you decrease the Face Amount, the monthly charges deducted from the account value will decrease.

If you decrease the Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA (see Overall Limitation on Net Premium Allocations and Transfers).

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.

Planned Premiums. When applying for the policy, you select the planned premium amount and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee that the policy will remain in force. To keep the policy in force, it must either have sufficient account value or meet the safety test. See Grace Period and Termination.
  Detailed Description of Policy Features

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•
For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract. We will refund any remaining premium that we can not apply and return it to you.

•
If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.

•
If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the Target for the policy;

(b)	the amount of premium paid in the preceding Policy Year; or

(c)	the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)	the maximum premium for the Cash Value Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. In this case, you may instead increase the Face Amount, by meeting the requirements for the increase, so that the premium payment is within the increased premium limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge. When we discuss the receipt of a net premium, we mean the receipt of a premium payment in good order, reduced by the Premium Expense Charge.

Net Premiums Received through Issue Date. The Policy Date, Issue Date, and Register Date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value. The Issue Date is the date we actually issue the policy. The Policy Date normally is the same date as the Issue Date. The Register Date is discussed in the next subsection.

We will allocate any net premiums we receive through the Issue Date of your policy to our general investment account. If we receive the net premium on or before the Issue Date, interest will begin to accrue as of the later of the Policy Date or the date we receive the net premium. In most cases, because the Policy Date normally is the same date as the Issue Date, interest will accrue for only one day before being allocated to the divisions and the GPA (see Register Date and Valuation Date).

You may request in your application that we set the Policy Date to be a specific date earlier than the Issue Date. In this case, monthly charges will be deducted as of the requested Policy Date which will cover the period of time during which the policy is not in effect. If you pay a premium with your application and the Policy Date you request is earlier than the date we receive your payment, interest will accrue only from the date we receive the payment.

Net premiums allocated to our general investment account will earn interest at the rate(s) we use for the GPA during that time. (See the discussion of fixed account value in Account Value, Net Surrender Value, Surrender, and Withdrawals.) Of course, no interest or investment experience will be earned if we do not issue the policy, or if we issue the policy and you do not accept it.

Register Date and Valuation Date. We set the Register Date for the policy. The Register Date depends on the type of refund offered under the Right to Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

If the refund in your state includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)	the day after the Issue Date of the policy; or

(b)	the day we receive the first premium payment in good order.

If the refund in your state does not include interest or investment experience:

1.	The Register Date is the Valuation Date that is on, or next follows, the later of:

•	the day after the end of the Right to Return period; or

•	the day we receive the first premium in good order;

2.	We will allocate any net premiums received after the Issue Date but before the Register Date to the Money Market division; and

3.	We will allocate any values in the policy held as of the Issue Date to the Money Market division on the first Valuation Date after the Issue Date.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation instructions. Also, any values held in the policy before the Register Date will be allocated on the Register Date among the divisions and the GPA according to your net premium allocation instructions on that date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). You can make transfers by telephone or by sending notice to us at our Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If you:

•	have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this case, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Limits on Frequent Transfers .. This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfers instructions from a policyowner and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, the Internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Dollar Cost Averaging

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect for the policy.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing

Portfolio Rebalancing is a way to maintain specified ratios of account values among selected divisions of the Separate Account. It is an automated-transfer program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions (“balance divisions”) among which you wish to maintain certain relative proportions of account value. At a preset frequency, we will make transfers among these balance divisions so that your account value in these divisions will again match the ratios you desire. To elect Portfolio Rebalancing, complete our Portfolio Rebalancing election form and send it to us for processing.

You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.
  Detailed Description of Policy Features

Policy Termination and
Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its account value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its account value, less any outstanding policy debt, on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the second death occurs during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Safety Test. The safety test allows you to keep the policy in force, regardless of the account value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period(s) stated in the policy.

Each Guarantee Period has an associated monthly Guarantee Premium. The amount of each Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

For each Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A)	premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B)	monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

The policy is in the First Guarantee Period. The monthly First Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the account value cannot cover the monthly charges, the policy will stay in force.

Generally, the policy has two Guarantee Periods. The First Guarantee Period is the first 20 Policy Years or, if less, to Attained Age 90 of the younger Insured. The Second Guarantee Period is to Attained Age 100 of the younger Insured. Both Guarantee Periods begin on the Policy Date.
Detailed Description of Policy Features

The Guarantee Periods available may vary in some states. Consult your policy for the Guarantee Periods available to you.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated; or

•	the younger Insured’s Attained Age exceeds 99; or

•	an Insured has died since the policy terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that each Insured living when the policy terminated still is insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. (Monthly charges for the period before reinstatement are not recovered.) Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge rate is higher for premium payments up to the Premium Expense Factor than for premium payments over the Premium Expense Factor. The Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the policy Face Amount, we allocate premium payments to the Initial Face Amount and to all increases based on the relative size of the Premium Expense Factor for each.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)	an administrative charge;

(b)	a face amount charge;

(c)	an insurance charge; and

(d)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Monthly charges beyond Attained Age 99 of the younger Insured are zero.

Directed Monthly Deduction Program.     You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the Guaranteed Principal Account. This feature is called the Directed Monthly Deduction Program (DMDP).

The Directed Monthly Deduction Program is a way to have monthly policy charges deducted from your account value in one investment option, rather than from all options on a pro rata basis. If you don’t have enough value in your selected DMDP investment option on any Monthly Charge Date to cover the monthly charges then due, the monthly charges for that date will be deducted from all investment options with account value on a pro rata basis.

To elect DMDP, complete our DMDP election form and send it to us for processing. You may specify a termination date for DMDP, if you wish to do so.

We may at any time modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Administrative Charge and Face Amount Charge. The monthly administrative charge and face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records, and communicating with you.

Insurance Charge. The monthly insurance charge for a policy is equal to the insurance risk under the policy, multiplied by the monthly insurance charge rate for that policy month. We determine the “insurance risk” on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Insurance rates are based on the Issue Ages, genders, and risk classes of the Insureds, and the year of coverage. We currently place Insureds into the following five standard rate classes: Ultra Preferred Non-Tobacco, Select Preferred Non-Tobacco, Non-Tobacco, Select Preferred Tobacco, and Tobacco. We also have rate classes for less-favorable mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Non-Tobacco Insureds than for Ultra Preferred Non-Tobacco Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include any charges for benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each fund incurs investment management fees and other expenses. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. (For details on these charges, see the fund prospectuses.) These are deducted from the fund.
Detailed Description of Policy Features

Surrender Charges

If you fully surrender the policy or decrease the Face Amount during the first 14 Policy Years, we will take a surrender charge against the account value. This also applies during the first 14 years after an increase in Face Amount.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first five years of coverage is based on the Target Premium. Then, the surrender charge is decreased by 10% of the first-year surrender charge in each of the next nine years of coverage, and is zero in the fifteenth and later years.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We may take a partial surrender charge from the account value. The partial surrender charge is equal to the surrender charge for each canceled Face Amount segment plus a pro rata surrender charge for any decreased segment. But if the partial surrender charge would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the decrease.

After a Face Amount decrease, we reduce the remaining surrender charge for the policy by the amount of the partial surrender charge taken.

Other Charges

Withdrawal Fee. If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to exceed $25.

The withdrawal fee reimburses us for processing withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for administering policy loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different from those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Net Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.
  Detailed Description of Policy Features

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the loan interest rate expense charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	3% if greater.

Net Surrender Value. The net surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value.

We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive is still insurable. There is one exception. If the death benefit provided by the Death Benefit Option immediately before the withdrawal is equal to the minimum death benefit, either the Face Amount reduction will be limited or we will not reduce the Face Amount. We will not reduce the Face Amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the Face Amount reduction will be based on a formula. The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the Death Benefit Option. The formula reduces the Face Amount by the excess of the requested withdrawal amount over that smallest withdrawal amount. (Minimum death benefit, death benefit, and Death Benefit Option were explained earlier in the Death Benefit section.)
Detailed Description of Policy Features

We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation Date we receive the request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. You may take a loan from the policy as long as the account value exceeds the total of any surrender charges. However, we reserve the right to limit loans in the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt (which includes accrued interest), it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of application for the policy, you may select either a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the preceding year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the preceding year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary Date. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while at least one of the Insureds is living and while the policy is in force. Any loan repayment you make within 30 days of a Policy Anniversary Date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the net premium allocation then in effect. You must clearly identify loan repayments as such, or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and a rate equal to the policy loan rate less the loan interest rate expense charge rate. We guarantee this charge rate will not exceed 0.80%. Currently, the charge rate is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, the policy terminates without value.

The policy may also terminate due to insufficient value or premium payments. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the second death. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the Insureds; (4) high or increasing amount of insurance risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.

  Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You may also transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy loan will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy loan, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 0.80% per year. Interest will be credited at this rate regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. The Board established the Separate Account based on the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange
Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 28 divisions. Each division invests in shares of a designated investment fund as follows:

Division	Fund

American Century® VP Income & Growth	American Century® VP Income & Growth Fund

Fidelity® VIP II Contrafund®	Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Capital Growth	Goldman Sachs VIT Capital Growth Fund

INVESCO Technology	INVESCO VIF– Technology Fund

Janus Aspen Capital Appreciation	Janus Aspen Capital Appreciation Portfolio (Institutional)

Janus Aspen Worldwide Growth	Janus Aspen Worldwide Growth Portfolio (Institutional)

MML Blend	MML Blend Fund

MML Emerging Growth	MML Emerging Growth Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Growth Equity	MML Growth Equity Fund

MML Large Cap Value	MML Large Cap Value Fund

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML OTC 100	MML OTC 100 Fund

MML Small Cap Equity [1]	MML Small Cap Equity Fund [1]

Investment Options

Division	Fund

MML Small Cap Growth Equity	MML Small Cap Growth Equity Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond	Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer High Income	Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Growth & Income	Oppenheimer Main Street® Growth & Income Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

Oppenheimer International Growth	Oppenheimer International Growth Fund/VA

Scudder VIT Small Cap Index [2]	Scudder VIT Small Cap Index Fund [2]

T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

Templeton Foreign Securities [3]	Templeton Foreign Securities Fund [3] (Class 2)

[1]	Prior to May 1, 2002, the division was called MML Small Cap Value Equity and the fund was called MML Small Cap Value Equity Fund.
[2]	Prior to May 1, 2002, the division was called Deutsche VIT Small Cap Index and the fund was called Deutsche’s VIT Small Cap Index Fund.
[3]	Prior to May 1, 2002, the division was called Templeton International Securities and the fund was called Templeton International Securities Fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by C.M. Life. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by eleven investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as C.M. Life. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by C.M. Life and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The board of trustees or board of directors of each fund will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the board will notify the insurers and will take appropriate action to eliminate the conflict.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, the dates shares of stock are purchased and sold, cash flows, and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustrations of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix B). Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for SVUL II on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change
Investment Options
in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century® Variable Portfolios, Inc. (“American Century VP”)

American Century® VP is a diversified, open-end, management investment company.

American Century® VP Income & Growth Fund

American Century® VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity® VIP Fund II is an open-end, management investment company.

Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Fidelity® VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

Goldman Sachs VIT Capital Growth Fund

The Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”)

INVESCO VIF is an open-end, diversified, no-load, management investment company.

INVESCO VIF–Technology Fund

The INVESCO VIF–Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series (“Janus Aspen”)

Janus Aspen is an open-end, management investment company.

Janus Aspen Capital Appreciation Portfolio (Institutional)

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.
Investment Options

Janus Aspen Worldwide Growth Portfolio (Institutional)

The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund

Sub-adviser: RS Investment Management, L.P.

The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc. and Alliance Capital Management, L.P.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

(The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.)

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund

Sub-adviser: Davis Selected Advisers, L.P.

The MML Large Cap Value Fund seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.
Investment Options

MML OTC 100 Fund

Sub-adviser: Deutsche Asset Management, Inc.

The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

(NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.)

MML Small Cap Equity Fund*

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

*Prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund.

MML Small Cap Growth Equity Fund

Sub-advisers: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP.

The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as
“junk bonds.” They are subject to a greater
risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)

Panorama Fund is an open-end investment company.

Oppenheimer International Growth Fund/VA

The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”)

Deutsche VIT Funds was organized as a Massachusetts business trust in 1996.

Scudder VIT Small Cap Index Fund*

Scudder VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

*Prior to May 1, 2002, the Scudder VIT Small Cap Index Fund was called Deutsche’s VIT Small Cap Index Fund.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

Franklin Templeton Variable Insurance Products Trust (“FTVIP”)

FTVIP is an open-end, management investment company.

Templeton Foreign Securities Fund* (Class 2)

The Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

*Prior to May 1, 2002, this fund was called Templeton International Securities Fund.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II. Fidelity Investments has its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR.

Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Capital Growth Fund. GSAM is located at 32 Old Slip, New York, New York 10005.

INVESCO Funds Group, Inc. (“INVESCO”), is the investment adviser to INVESCO VIF. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

MassMutual serves as investment adviser to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund, MML Money Market Fund, and the MML Small Cap Equity Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., whereby RS Investment Management, L.P., manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. (“Davis”), whereby Davis manages the investments of the MML Large Cap Value Fund.

MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP (“Wellington Management”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

OFI is the investment adviser to the Panorama Fund.

Deutsche Asset Management, Inc. (“DAMI”), serves as the investment adviser to the Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to these funds. DAMI is located at 280 Park Avenue, New York, New York 10017.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

Templeton Investment Counsel, LLC (“TIC”) is the investment adviser to the Templeton Foreign Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394.
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of the second death to the date of payment.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the second death; and

•	the amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.
Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
(Continued)
Other Policy Information
Installments of Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance.
This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer.
When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.
Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured’s lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on C.M. Life, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy with respect to any material misrepresentation in the application:

•	regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the Issue Date; or

•	regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot,

Other Policy Information
in the absence of fraud, contest the validity of the change or reinstatement with respect to an Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

If either Insured dies by suicide, while sane or insane, within two years after the Issue Date or reinstatement date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt.

If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the reinstatement date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Survivorship Term Rider. This rider provides level survivorship insurance on the lives of the policy Insureds. The insurance is convertible for a limited period of time. The Rider Face Amount must be at least $100,000 and must not exceed two times the Face Amount under the base policy.

The Rider Face Amount may be increased or decreased. An increase requires evidence of insurability and the increase must not raise the Rider Face Amount to more than two times the policy Face Amount. The minimum increase amount is $50,000. A decrease may not bring the Rider Face Amount below $100,000. If the policy Face Amount decreases to an amount below one-half the Rider Face Amount, the Rider Face Amount will be decreased to an amount equal to two times the reduced policy Face Amount.

While both Insureds are living, coverage under the rider can be fully or partially converted until the earlier of Attained Age 70 of the younger Insured or Attained Age 80 of the older Insured. Conversion can be either to an increase in Face Amount under the policy, or to a new survivorship life policy we are offering for conversion at that time. Evidence of insurability will not be required.

The rider terminates when the policy terminates or when the policy is changed to another policy under which this rider is not available.

The monthly charge for this rider is the sum of this risk charge for the Rider Face Amount and the rider face amount charge.

Policy Split Option Rider. This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.
Other Policy Information

Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply here as well.

This right to exchange will be available for the six-month period beginning on:

•
The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

•	The date IRC Section 2056:

—	is nullified;

—	is amended to eliminate or reduce the Insureds’ federal estate tax marital deduction;

•	The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the policy Issue Date of this policy.

•	The effective date of the dissolution of the corporation or partnership that owns the policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

•
The face amount of each new policy will be one-half the Face Amount of this policy at the time of the split. (If the policy also has the Survivorship Term Rider, the amount of that rider is added to the policy Face Amount for the split.)

•	The policy date of each new policy will be the date of exchange.

•	The issue age of each Insured will be the age of each Insured on the birthday nearest the policy date of the new policies.

We attach this rider to the policy only at the time of policy issue, and only if the younger Insured is younger than age 80 and the insurance risk class of neither Insured is uninsurable. There is no charge for this rider.

Estate Protection Rider. You may attach this rider to the policy only at the time the policy is issued. It provides an additional death benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a monthly charge from the account value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Accelerated Death Benefit Rider. This rider advances to the Owner a portion of the policy death benefit, after the death of the first Insured to die, when we receive proof, satisfactory to us, that the surviving Insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

Where this rider is available, we will include it with all policies. There is no charge for this rider.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

MML Distributors receives compensation for its activities as the underwriter of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of the Target Premium; for coverage years 6 through 10, 3% of all premium paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.
Other Information

V. Other Information

C.M. Life and MassMutual

C.M. Life Insurance Company (the “Company”) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). It was chartered by a special Act of the Connecticut General Assembly on April 25, 1980. The Company provides life insurance and annuities to individuals and group life insurance to institutions.

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

C.M. Life’s Tax Status. C.M. Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of C.M. Life.

Due to C.M. Life’s current tax status, we do not charge the segment for C.M. Life’s federal income taxes that may be a result of activity of the segment. Periodically, C.M. Life reviews the question of a charge to the segment for C.M. Life’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by C.M. Life resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of C.M. Life’s federal income taxes that are a result of activity of the GPA.

Under current laws, C.M. Life may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. C.M. Life reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or C.M. Life maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid during that Year,

(iii)	all additions to and deductions from the account value during the Year, and

(iv)	the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general. It is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not know the likelihood that the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Service (“IRS”) will continue. We cannot make any guarantee regarding the future tax treatment of any policy. But we reserve the right to make changes to the policy that we determine are needed for it to continue to qualify as life insurance for tax purposes.
  Other Information

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured(s), or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on C.M. Life’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years
Other Information

exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
Other Information

•	Rename divisions;

•	Combine any two or more Separate Accounts, segments or divisions;

•	Close divisions to future investments;

•	Operate the Separate Account as a unit investment trust under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•	Substitute one or more funds for other funds with similar investment objectives.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for C.M. Life. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through C.M. Life’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents, and agents of MassMutual and C.M. Life (subject to a $500,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

The financial statements included in this prospectus for the Survivorship Variable Universal Life II (SVUL II) segment of C.M. Life Variable Life Separate Account I and the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix B of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
  Other Information
Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the
GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insureds: The two persons whose lives this policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable death benefit compliance test. The applicable test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by C.M. Life and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Premium Expense Factor: An amount used to determine the premium expense charges. For the Initial Face Amount, the Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Premium Expense Factor is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Second Death: The death of the surviving Insured.

Separate Account: The policy’s designated segment of the “C.M. Life Variable Life Separate Account I” established by C.M. Life under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: An amount used to determine surrender charges and sales compensation. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is lower than or equal to the Premium Expense Factor.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to C.M. Life.

Year of Coverage: For the Initial Face Amount, each Policy Year is a year of coverage. For any increase in the Face Amount, each year of coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
  Appendix A
Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum death benefit is $219,000
•	No policy debt
•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the Policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.
  Appendix B
Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 4%, and 8%. The tables are based on annual premium payments of $15,000 for a combination of an Ultra Preferred Non-Tobacco Male age 55 and an Ultra Preferred Non-Tobacco Female age 55. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 4%, and 8% over a period of years, but varied above and below that average in individual Policy Years.

•	any policy loans were made during the period of time illustrated.

•	the rates of return for all funds averaged 0%, 4%, and 8% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Table 1 reflect the following current charges:

•	administrative charges of $12 per month per policy in Policy Years 1-10, and $8 per month in Policy Years 11 and beyond.
•	face amount charges of $0.09 per month per $1,000 of Face Amount in coverage years 1-10.

•	insurance charges based on the current rates we are charging for Ultra Preferred Non-Tobacco, fully underwritten risks.

•	mortality and expense risk charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	fund level expenses of 0.74% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and net surrender values shown in Table 2 reflect the following maximum policy and Separate Account charges as well as the current fund level expenses.

•	administrative charges equal to $12 per month per policy in all years.

•	face amount charge of $0.12 per month per $1,000 of Face Amount in coverage years 1-10.

•	insurance charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	mortality and expense risk charges equal to 0.60% on an annual basis of the daily net asset value of the Separate Account in all years.

Net surrender values shown in the tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first five Years is the Target Premium or $45 per $1,000 of Face Amount if less. In each of Years six through 14, the surrender charge is equal to the surrender charge in the preceding year reduced by 10% of the surrender charge in the first year.

Taking the current mortality and expense risk charge and the average fund level expenses into account, the gross rates of 0%, 4%, and 8% are (0.98%), 2.98%, and 6.94%, respectively, on a net basis.
Appendix B

TABLE 1
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 55, Ultra Preferred Non-Tobacco Death Benefit Option 1 Current Schedule of Charges	$15,000 Annual Premium $1 million Initial Face Amount Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	4%	8%	0%	4%	8%

1	$15,750	$1,000,000	$1,000,000	$1,000,000	$1,976	$2,500	$3,023

2	$32,288	$1,000,000	$1,000,000	$1,000,000	$14,346	$15,904	$17,504

3	$49,652	$1,000,000	$1,000,000	$1,000,000	$26,566	$29,679	$32,959

4	$67,884	$1,000,000	$1,000,000	$1,000,000	$38,634	$43,831	$49,454

5	$87,029	$1,000,000	$1,000,000	$1,000,000	$50,545	$58,366	$67,055

6	$107,130	$1,000,000	$1,000,000	$1,000,000	$63,349	$74,344	$86,887

7	$128,237	$1,000,000	$1,000,000	$1,000,000	$75,988	$90,716	$107,972

8	$150,398	$1,000,000	$1,000,000	$1,000,000	$88,455	$107,488	$130,392

9	$173,668	$1,000,000	$1,000,000	$1,000,000	$100,747	$124,667	$154,237

10	$198,102	$1,000,000	$1,000,000	$1,000,000	$112,855	$142,255	$179,595

15	$339,862	$1,000,000	$1,000,000	$1,000,000	$175,675	$242,395	$339,436

20	$520,789	$1,000,000	$1,000,000	$1,000,000	$225,073	$347,375	$551,988

25	$751,702	$1,000,000	$1,000,000	$1,000,000	$256,500	$456,620	$845,308

30	$1,046,412	$1,000,000	$1,000,000	$1,323,723	$251,220	$561,718	$1,260,689

35	$1,422,545	$1,000,000	$1,000,000	$1,922,294	$155,997	$646,206	$1,830,756

40	$1,902,596	$0	$1,000,000	$2,644,438	$0	$682,897	$2,618,255

45	$2,515,277	$0	$1,000,000	$3,746,061	$0	$543,060	$3,746,061

50	$3,297,231	$0	$1,000,000	$5,323,761	$0	$704,679	$5,323,761

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	4%	8%

1	$12,516	$13,040	$13,563

2	$24,886	$26,444	$28,044

3	$37,106	$40,219	$43,499

4	$49,174	$54,371	$59,994

5	$61,085	$68,906	$77,595

6	$72,835	$83,830	$96,373

7	$84,420	$99,148	$116,404

8	$95,833	$114,866	$137,770

9	$107,071	$130,991	$160,561

10	$118,125	$147,525	$184,865

15	$175,675	$242,395	$339,436

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
  Appendix B

TABLE 2
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 55, Ultra Preferred Non-Tobacco Death Benefit Option 1 Maximum Policy and Separate Account Charges and Current Fund Level Charges	$15,000 Annual Premium $1 million Initial Face Amount Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	4%	8%	0%	4%	8%

1	$15,750	$1,000,000	$1,000,000	$1,000,000	$1,272	$1,775	$2,278

2	$32,288	$1,000,000	$1,000,000	$1,000,000	$12,819	$14,301	$15,824

3	$49,652	$1,000,000	$1,000,000	$1,000,000	$24,084	$27,024	$30,126

4	$67,884	$1,000,000	$1,000,000	$1,000,000	$35,045	$39,926	$45,210

5	$87,029	$1,000,000	$1,000,000	$1,000,000	$45,679	$52,981	$61,099

6	$107,130	$1,000,000	$1,000,000	$1,000,000	$57,010	$67,215	$78,869

7	$128,237	$1,000,000	$1,000,000	$1,000,000	$67,945	$81,537	$97,480

8	$150,398	$1,000,000	$1,000,000	$1,000,000	$78,431	$95,890	$116,935

9	$173,668	$1,000,000	$1,000,000	$1,000,000	$88,396	$110,204	$137,222

10	$198,102	$1,000,000	$1,000,000	$1,000,000	$97,754	$124,389	$158,317

15	$339,862	$1,000,000	$1,000,000	$1,000,000	$139,049	$197,615	$283,676

20	$520,789	$1,000,000	$1,000,000	$1,000,000	$138,249	$242,165	$421,625

25	$751,702	$1,000,000	$1,000,000	$1,000,000	$47,825	$213,471	$565,181

30	$1,046,412	$0	$0	$1,000,000	$0	$0	$712,595

35	$1,422,545	$0	$0	$1,000,000	$0	$0	$909,303

40	$1,902,596	$0	$0	$1,303,799	$0	$0	$1,290,890

45	$2,515,277	$0	$0	$1,855,844	$0	$0	$1,855,844

50	$3,297,231	$0	$0	$2,633,081	$0	$0	$2,633,081

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	4%	8%

1	$11,812	$12,315	$12,818

2	$23,359	$24,841	$26,364

3	$34,624	$37,564	$40,666

4	$45,585	$50,466	$55,750

5	$56,219	$63,521	$71,639

6	$66,496	$76,701	$88,355

7	$76,377	$89,969	$105,912

8	$85,809	$103,268	$124,313

9	$94,720	$116,528	$143,546

10	$103,024	$129,659	$163,587

15	$139,049	$197,615	$283,676

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B
Appendix C

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Director (since 1996)
    President and Chief Executive Officer (1996-2000)
Massachusetts Mutual Life Insurance Company
Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Director (since 1998); Senior Vice President and Actuary
        (since 1996)
Massachusetts Mutual Life Insurance Company
    Senior Vice President and Actuary (since 1999 and 1995-1998)
Senior Vice President and Chief Actuary (1998-1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
Massachusetts Mutual Life Insurance Company
    Executive Director (1998-2000)
Senior Managing Director (1996-1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Director (since 1999)
    Chairman, President and Chief Executive Officer (since 2000)
Massachusetts Mutual Life Insurance Company
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Appendix C

PRINCIPAL OFFICERS (other than those who are also Directors):

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Executive Vice President-Investments (since 1999)
    Director and Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Investment Officer
        (since 1999)
Chief Executive Director-Investment Management (1997-1999)

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Director (1998-1999)
    Executive Vice President-Life Operations (since 1999)
    Senior Vice President-Life Operations (1998-1999)
CM Benefit Insurance Company
    Director (since 2000)
    Executive Vice President-Life Operations (since 1999)
    Senior Vice President-Life Operations (1998-1999)
Massachusetts Mutual Life Insurance Company
    Executive Vice President (since 1997 and 1987-1996)
MassMutual Benefits Management, Inc.
Director (since 1998)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Executive Vice President (since 2001)
Massachusetts Mutual Life Insurance Company
    Executive Vice President (since 2001)
    Senior Vice President (1998-2001)
Vice President (1996-1998)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company
    Senior Vice President (since 1999) and Secretary (since 1988)
Massachusetts Mutual Life Insurance Company
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
Counsel (1996-1998)

Appendix C

Independent Auditors’ Report

The Board of Directors and Policyowners of
C.M. Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of C.M. Life Variable Life Separate Account I –  Survivorship Variable Universal Life II Segment (“the Account”), as of December 31, 2001, the related statements of Operations and the statements of Changes in Net Assets for the year ended December 31, 2001 and for the period from May 1, 2000 (Commencement of Operations) through December 31, 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the year ended December 31, 2001 and for the period May 1, 2000 (Commencement of Operations) through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contra- fund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appre- ciation Division	Janus Aspen World- wide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division

ASSETS

Investments
Number of shares	195,181	82,401	100,441	39,826	827	63,223	40,252	65,478	120	109,928	241,602	51,699	36,470	125,476

Identified cost (Note 3B)	$ 1,304,702	$ 871,275	$ 2,131,821	$ 431,891	$ 13,119	$ 1,446,619	$ 1,172,199	$ 1,087,557	$ 697	$ 3,208,442	$ 3,522,704	$ 401,564	$ 304,892	$ 1,559,684

Value (Note 3A)	$ 1,260,872	$ 884,162	$ 2,021,880	$ 409,813	$ 12,709	$ 1,309,989	$ 1,148,794	$ 966,597	$ 739	$ 2,339,644	$ 3,413,839	$ 392,268	$ 318,506	$ 1,539,345

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Receivable from C.M. Life Insurance Company	122	-	-	-	-	380	123	4,710	-	71	-	-	-	380

Total assets	1,260,994	884,162	2,021,880	409,813	12,709	1,310,369	1,148,917	971,307	739	2,339,715	3,413,839	392,268	318,506	1,539,725

LIABILITIES

Payable to C.M. Life Insurance Company	-	41	79	15	-	-	-	-	-	-	139	17	14	-

NET ASSETS	$ 1,260,994	$ 884,121	$ 2,021,801	$ 409,798	$ 12,709	$ 1,310,369	$ 1,148,917	$ 971,307	$ 739	$ 2,339,715	$ 3,413,700	$ 392,251	$ 318,492	$ 1,539,725

Net Assets

For variable life insurance policies	$ 1,260,994	$ 884,121	$ 2,021,801	$ 409,798	$ 12,709	$ 1,310,369	$ 1,148,917	$ 971,307	$ 739	$ 2,339,715	$ 3,413,700	$ 392,251	$ 318,492	$ 1,539,725

Accumulation Units (Notes 7 and 8)

Policyowners	1,535,163	928,995	2,481,136	526,502	15,879	2,113,982	1,841,414	1,036,027	805	2,624,962	4,319,505	588,137	334,885	1,314,374

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 0.82	$ 0.95	$ 0.81	$ 0.78	$ 0.80	$ 0.62	$ 0.62	$ 0.94	$ 0.92	$ 0.89	$ 0.79	$ 0.67	$ 0.95	$ 1.17

December 31, 2000	0.90	0.93	0.93	0.91	-	0.79	0.81	1.00	-	1.05	0.90	0.89	-	1.09

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Bond Division	Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Securities Division	Oppen- heimer High Income Division	Oppen- heimer Main Street® Growth & Income Division	Oppen- heimer Strategic Bond Division	Oppen- heimer Inter- national Growth Division	T. Rowe Price Mid-Cap Growth Division	Temple- ton Inter- national Securities Division

ASSETS

Investments
Number of shares	7,126,405	2,221	33,392	113,223	52,270	10,011	70,106	126,583	31,062	65,676	134,435	2,376	116,983	54,531

Identified cost (Note 3B)	$ 7,115,911	$ 8,710	$ 366,218	$ 1,051,750	$ 2,423,540	$ 112,927	$ 2,782,065	$ 2,825,256	$ 277,234	$ 1,347,832	$ 628,452	$ 2,362	$ 2,034,455	$ 611,145

Value (Note 3A)	$ 7,117,568	$ 9,016	$ 353,832	$ 1,094,530	$ 2,128,447	$ 112,218	$ 2,564,462	$ 2,891,158	$ 265,273	$ 1,247,186	$ 621,090	$ 2,542	$ 2,136,118	$ 640,195

Dividends receivable	10,509	-	-	-	-	-	-	-	-	-	-	-	-	-

Receivable from C.M. Life Insurance Company	-	-	-	113	73	-	55	24	-	656	514	-	64	142

Total assets	7,128,077	9,016	353,832	1,094,643	2,128,520	112,218	2,564,517	2,891,182	265,273	1,247,842	621,604	2,542	2,136,182	640,337

LIABILITIES

Payable to C.M. Life Insurance Company	2,983	-	23	-	-	4	-	-	11	-	-	-	-	-

NET ASSETS	$ 7,125,094	$ 9,016	$ 353,809	$ 1,094,643	$ 2,128,520	$ 112,214	$ 2,564,517	$ 2,891,182	$ 265,262	$ 1,247,842	$ 621,604	$ 2,542	$ 2,136,182	$ 640,337

Net Assets

For variable life insurance policies	$ 7,125,094	$ 9,016	$ 353,809	$ 1,094,643	$ 2,128,520	$ 112,214	$ 2,564,517	$ 2,891,182	$ 265,262	$ 1,247,842	$ 621,604	$ 2,542	$ 2,136,182	$ 640,337

Accumulation Units (Notes 7 and 8)

Policyowners	6,625,831	10,490	473,950	990,916	3,974,568	99,595	3,247,634	3,438,719	267,147	1,540,404	581,380	3,021	2,144,949	742,896

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 1.08	$ 0.86	$ 0.75	$ 1.10	$ 0.54	$ 1.14	$ 0.79	$ 0.84	$ 0.99	$ 0.81	$ 1.07	$ 0.84	$ 1.00	$ 0.86

December 31, 2000	1.04	-	0.86	1.07	0.78	1.06	0.91	0.96	0.98	0.90	1.02	-	1.01	1.03

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	#INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	#MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Large Cap Value Division	MML Managed Bond Division

Investment income

Dividends (Note 3B)	$ 6,237	$ 45,834	$ 46,000	$ 1,989	$ -	$ 14,234	$ 5,187	$ 96,424	$ -	$ 628,893	$ 35,957	$ 133	$ 1,057	$ 88,924

Expenses

Mortality and expense risk fees (Note 4)	2,182	1,153	3,929	777	7	2,512	2,304	1,578	-	4,414	10,607	790	245	3,169

Net investment income (loss) (Note 3C)	4,055	44,681	42,071	1,212	(7)	11,722	2,883	94,846	-	624,479	25,350	(657)	812	85,755

Net realized and unrealized gain) (loss on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(55,317)	(10,762)	(134,569)	(65,078)	(91)	(165,924)	(265,527)	(37,672)	5	(82,926)	(612,748)	(197,410)	(1,435)	42,380

Change in net unrealized appreciation (depreciation) of investments	(8,981)	22,099	(82 ,699)	10,861	(409)	(68,717)	30,012	(82,839)	42	(799,736)	89,766	95,246	13,614	(30,677)

Net gain (loss) on investments	(64,298)	11,337	(217,268)	(54,217)	(500)	(234,641)	(235,515)	(120,511)	47	(882,662)	(522,982)	(102,164)	12,179	11,703

Net increase (decrease) in net assets resulting from operations	$ (60,243)	$ 56,018	$ (175,197)	$ (53,005)	$ (507)	$ (222,919)	$ (232,632)	$ (25,665)	$ 47	$ (258,183)	$ (497,632)	$ (102,821)	$ 12,991	$ 97,458

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2001

	MML Money Market Division	#MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppen- heimer Aggres- sive Growth Division	Oppen- heimer Bond Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Secur- ities Division	Oppen- heimer High Income Division	Oppen- heimer Main Street® Growth & Income Division	Oppen- heimer Strategic Bond Division	#Oppen- heimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Temple- ton Interna- tional Secur- ities Division

Investment income

Dividends (Note 3B)	$155,221	$ -	$3,033	$5,204	$268,906	$718	$172,530	$291,993	$15,243	$4,375	$24,043	$ -	$ -	$95,209

Expenses

Mortality and expense risk fees (Note 4)	11,659	15	1,294	1,526	4,458	99	4,953	6,191	469	2,317	953	16	3,981	1,032

Net investment income (loss) (Note 3C)	143,562	(15)	1,739	3,678	264,448	619	167,577	285,802	14,774	2,058	23,090	(16)	(3,981)	94,177

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,622)	1,961	(191,077)	8,994	(1,055,373)	94	(301,038)	(562,157)	(1,584)	(32,391)	(895)	4,345	(68,957)	(163,330)

Change in net unrealized appreciation (depreciation) of investments	1,657	305	93,827	26,221	103,683	(812)	(148,154)	30,935	(11,160)	(57,989)	(8,811)	181	118,263	27,126

Net gain (loss) on investments	(1,965)	2,266	(97,250)	35,215	(951,690)	(718)	(449,192)	(531,222)	(12,744)	(90,380)	(9,706)	4,526	49,306	(136,204)

Net increase (decrease) in net assets resulting from operations	$141,597	$2,251	$(95,511)	$38,893	$(687,242)	$(99)	$(281,615)	$(245,420)	$2,030	$(88,322)	$13,384	$4,510	$45,325	$(42,027)

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Investment income

Dividends (Note 3B)	$ -	$ 783	$ -	$ 14,072	$ 4,794	$ 7,107	$ 36,176	$ 89,687	$ 20,065	$ 55,859	$ 11,698	$ 68,665

Expenses

Mortality and expense risk fees (Note 4)	397	125	738	149	426	362	210	540	2,595	254	433	2,749

Net investment income (loss) (Note 3C)	(397)	658	(738)	13,923	4,368	6,745	35,966	89,147	17,470	55,605	11,265	65,916

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(4,391)	(162)	(11,108)	(1,400)	(16,967)	(34,620)	(62)	5,660	(21,389)	(571)	89	-

Change in net unrealized appreciation (depreciation) of investments	(34,849)	(9,212)	(27,243)	(32,939)	(67,913)	(53,417)	(38,121)	(69,061)	(198,631)	(104,542)	10,338	-

Net gain (loss) on investments	(39,240)	(9,374)	(38,351)	(34,339)	(84,880)	(88,037)	(38,183)	(63,401)	(220,020)	(105,113)	10,427	-

Net increase (decrease) in net assets resulting from operations	$ (39,637)	$ (8,716)	$ (39,089)	$ (20,416)	$ (80,512)	$ (81,292)	$ (2,217)	$ 25,746	$ (202,550)	$ (49,508)	$ 21,692	$ 65,916

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Investment income

Dividends (Note 3B)	$52,191	$2,371	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$18,113	$ -

Expenses

Mortality and expense risk fees (Note 4)	405	174	1,083	2	724	1,466	53	389	103	766	72

Net investment income (loss) (Note 3C)	51,786	2,197	(1,083)	(2)	(724)	(1,466)	(53)	(389)	(103)	17,347	(72)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(8,127)	(8,076)	(37,577)	(4)	4,655	(58,610)	(1,673)	(2,751)	90	6,242	(7,128)

Change in net unrealized appreciation (depreciation) of investments	(106,213)	16,559	(398,775)	104	(69,449)	34,966	(801)	(42,657)	1,449	(16,599)	1,924

Net gain (loss) on investments	(114,340)	8,483	(436,352)	100	(64,794)	(23,644)	(2,474)	(45,408)	1,539	(10,357)	(5,204)

Net increase (decrease) in net assets resulting from operations	$(62,554)	$10,680	$(437,435)	$98	$(65,518)	$(25,110)	$(2,527)	$(45,797)	$1,436	$6,990	$(5,276)

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	#INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	#MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Large Cap Value Division	MML Managed Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 4,055	$ 44,681	$ 42,071	$ 1,212	$ (7)	$ 11,722	$ 2,883	$ 94,846	$ -	$ 624,479	$ 25,350	$ (657)	$ 812	$ 85,755

Net realized gain (loss) on investments	(55,317)	(10,762)	(134,569)	(65,078)	(91)	(165,924)	(265,527)	(37,672)	5	(82,926)	(612,748)	(197,410)	(1,435)	42,380

Change in net unrealized appreciation (depreciation) of investments	(8,981)	22,099	(82,699)	10,861	(409)	(68,717)	30,012	(82,839)	42	(799,736)	89,766	95,246	13,614	(30,677)

Net increase (decrease) in net assets resulting from operations	(60,243)	56,018	(175,197)	(53,005)	(507)	(222,919)	(232,632)	(25,665)	47	(258,183)	(497,632)	(102,821)	12,991	97,458

Capital transactions: (Note 7)

Transfer of net premium	736,070	246,709	815,561	268,000	5,412	615,987	595,800	575,412	830	1,019,282	2,675,034	167,962	223,832	824,492

Transfer of surrender values	(64,488)	(14,005)	(118,552)	(24,403)	(548)	(77,500)	(76,184)	(42,827)	(139)	(96,719)	(2,022,670)	(24,221)	(2,012)	(51,763)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(1,136)	2,213	7,622	750	163	167	13,375	2,400	1	(1,146)	(18,422)	5,773	1,800	2,866

Withdrawal due to charges for administrative and insurance costs	(6,709)	(4,649)	(12,455)	(1,110)	(18)	(13,728)	(7,542)	(6,782)	-	(21,951)	(40,033)	(5,130)	(1,799)	(17,592)

Divisional transfers and transfers to/from Guaranteed Principal Account	103,568	443,608	110,535	(17,794)	8,207	215,031	39,830	70,336	-	526,442	423,626	(19,802)	83,680	(129,251)

Net increase (decrease) in net assets resulting from capital transactions	767,305	673,876	802,711	225,443	13,216	739,957	565,279	598,539	692	1,425,908	1,017,535	124,582	305,501	628,752

Total increase (decrease)	707,062	729,894	627,514	172,438	12,709	517,038	332,647	572,874	739	1,167,725	519,903	21,761	318,492	726,210

NET ASSETS, at beginning of the period/year	553,932	154,227	1,394,287	237,360	-	793,331	816,270	398,433	-	1,171,990	2,893,797	370,490	-	813,515

NET ASSETS, at end of the year	$ 1,260,994	$ 884,121	$ 2,021,801	$ 409,798	$ 12,709	$ 1,310,369	$ 1,148,917	$971,307	$ 739	$2,339,715	$3,413,700	$ 392,251	$318,492	$ 1,539,725

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2001

	MML Money Market Division	#MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppen- heimer Aggres- sive Growth Division	Oppen- heimer Bond Division	Oppen- heimer Capital Appre- ciation Division	Oppen- heimer Global Secur- ities Division	Oppen- heimer High Income Division	Oppen- heimer Main Street® Growth & Income Division	Oppen- heimer Strategic Bond Division	#Oppen- heimer Interna- tional Growth Division	T. Rowe Price Mid- Cap Growth Division	Templeton Inter- national Secur- ities Division

Increase (decrease) in net assets

Operations:

Net invest- ment income (loss)	$ 143,562	$ (15)	$ 1,739	$ 3,678	$ 264,448	$ 619	$ 167,577	$ 285,802	$ 14,774	$ 2,058	$ 23,090	$ (16)	$ (3,981)	$ 94,177

Net realized gain (loss) on invest- ments	(3,622)	1,961	(191,077)	8,994	(1,055,373)	94	(301,038)	(562,157)	(1,584)	(32,391)	(895)	4,345	(68,957)	(163,330)

Change in net unrealized appreciation (depre- ciation) of invest- ments	1,657	305	93,827	26,221	103,683	(812)	(148,154)	30,935	(11,160)	(57,989)	(8,811)	181	118,263	27,126

Net increase (decrease) in net assets resulting from operations	141,597	2,251	(95,511)	38,893	(687,242)	(99)	(281,615)	(245,420)	2,030	(88,322)	13,384	4,510	45,325	(42,027)

Capital transactions: (Note 7)

Transfer of net premium	5,979,228	3,018	263,895	421,949	1,386,611	71,675	1,281,874	1,518,737	97,679	553,926	263,930	2,909	876,186	365,497

Transfer of surrender values	(289,266)	(799)	(224,401)	(37,018)	(144,522)	(5,510)	(140,196)	(550,318)	(9,469)	(70,053)	(18,277)	(1,645)	(332,455)	(16,032)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repay- ments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimburse- ment (payment) of accum- ulation unit value fluctuation	1,372	(712)	(3,368)	4,165	30,726	259	10,162	7,333	33	(1,012)	451	95	(3,768)	(1,274)

Withdrawal due to charges for admini- strative and insurance costs	(158,794)	(33)	(3,573)	(9,610)	(16,435)	(361)	(12,121)	(22,359)	(4,810)	(13,763)	(2,641)	(64)	(17,842)	(5,857)

Divisional transfers and transfers to/from Guaranteed Principal Account	(1,597,622)	5,291	(39,301)	367,756	(152,084)	41,094	286,108	(249,298)	35,416	238,771	164,239	(3,263)	397,976	276,433

Net increase (decrease) in net assets resulting from capital transactions	3,934,918	6,765	(6,748)	747,242	1,104,296	107,157	1,425,827	704,095	118,849	707,869	407,702	(1,968)	920,097	618,767

Total increase (decrease)	4,076,515	9,016	(102,259)	786,135	417,054	107,058	1,144,212	458,675	120,879	619,547	421,086	2,542	965,422	576,740

NET ASSETS, at beginning of the period/ year	3,048,579	-	456,068	308,508	1,711,466	5,156	1,420,305	2,432,507	144,383	628,295	200,518	-	1,170,760	63,597

NET ASSETS, at end of the year	$7,125,094	$ 9,016	$ 353,809	$ 1,094,643	$ 2,128,520	$ 112,214	$2,564,517	$2,891,182	$ 265,262	$1,247,842	$ 621,604	$ 2,542	$2,136,182	$ 640,337

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (397)	$ 658	$ (738)	$ 13,923	$ 4,368	$ 6,745	$ 35,966	$ 89,147	$ 17,470	$ 55,605	$ 11,265	$ 65,916

Net realized gain (loss) on investments	(4,391)	(162)	(11,108)	(1,400)	(16,967)	(34,620)	(62)	5,660	(21,389)	(571)	89	-

Change in net unrealized appreciation (depreciation) of investments	(34,849)	(9,212)	(27,243)	(32,939)	(67,913)	(53,417)	(38,121)	(69,061)	(198,631)	(104,542)	10,338	-

Net increase (decrease) in net assets resulting from operations	(39,637)	(8,716)	(39,089)	(20,416)	(80,512)	(81,292)	(2,217)	25,746	(202,550)	(49,508)	21,692	65,916

Capital transactions: (Note 7)

Transfer of net premium	208,454	11,251	489,536	60,661	213,780	333,752	116,221	418,455	357,516	66,601	76,585	7,257,630

Transfer of surrender values	(14,206)	(2,221)	(28,533)	(5,374)	(15,605)	(16,112)	(9,312)	(18,695)	(40,725)	(4,992)	(8,833)	(89,067)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	8,331	1,075	12,571	906	3,935	(669)	(606)	(3,084)	9,591	907	534	12,408

Withdrawal due to charges for administrative and insurance costs	(751)	(56)	(1,979)	(128)	(1,215)	(605)	(674)	(2,315)	(4,697)	(447)	(1,498)	(16,870)

Divisional transfers and transfers to (from) Guaranteed Principal Account	391,741	152,894	961,781	201,711	672,948	581,196	295,021	751,883	2,774,662	357,929	725,035	(4,181,438)

Net increase (decrease) in net assets resulting from capital transactions	593,569	162,943	1,433,376	257,776	873,843	897,562	400,650	1,146,244	3,096,347	419,998	791,823	2,982,663

Total increase (decrease)	553,932	154,227	1,394,287	237,360	793,331	816,270	398,433	1,171,990	2,893,797	370,490	813,515	3,048,579

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 553,932	$ 154,227	$ 1,394,287	$ 237,360	$ 793,331	$ 816,270	$398,433	$1,171,990	$2,893,797	$ 370,490	$ 813,515	$3,048,579

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppen- heimer Aggres- sive Growth Division	Oppen- heimer Bond Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Securities Division	Oppen- heimer High Income Division	Oppen- heimer Main Street® Growth & Income Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Temp- leton Interna- tional Securities Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$51,786	$2,197	$(1,083)	$(2)	$(724)	$(1,466)	$ (53)	$(389)	$(103)	$17,347	$ (72)

Net realized gain (loss) on investments	(8,127)	(8,076)	(37,577)	(4)	4,655	(58,610)	(1,673)	(2,751)	90	6,242	(7,128)

Change in net unrealized appreciation (depreciation) of investments	(106,213)	16,559	(398,775)	104	(69,449)	34,966	(801)	(42,657)	1,449	(16,599)	1,924

Net increase (decrease) in net assets resulting from operations	(62,554)	10,680	(437,435)	98	(65,518)	(25,110)	(2,527)	(45,797)	1,436	6,990	(5,276)

Capital transactions: (Note 7)

Transfer of net premium	50,898	72,235	947,887	412	709,699	693,089	57,946	269,547	52,320	294,256	35,795

Transfer of surrender values	(6,819)	(5,347)	(44,975)	(169)	(29,260)	(31,125)	(1,048)	(12,071)	(1,797)	(21,764)	(2,679)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	763	6,091	20,230	5	7,208	10,677	597	3,458	46	11,353	(615)

Withdrawal due to charges for administrative and insurance costs	(518)	(828)	(3,545)	(14)	(1,210)	(4,355)	(291)	(1,967)	(242)	(1,898)	(196)

Divisional transfers and transfers to (from) Guaranteed Principal Account	474,298	225,677	1,229,304	4,824	799,386	1,789,331	89,706	415,125	148,755	881,823	36,568

Net increase (decrease) in net assets resulting from capital transactions	518,622	297,828	2,148,901	5,058	1,485,823	2,457,617	146,910	674,092	199,082	1,163,770	68,873

Total increase (decrease)	456,068	308,508	1,711,466	5,156	1,420,305	2,432,507	144,383	628,295	200,518	1,170,760	63,597

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$456,068	$308,508	$1,711,466	$5,156	$1,420,305	$2,432,507	$144,383	$628,295	$200,518	$1,170,760	$63,597

See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

Notes To Financial Statements

1.	HISTORY

C.M. Life Insurance Company (“C.M. Life”) was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life Variable Life Separate Account I (the “Separate Account I”) is a separate investment account established on February 2, 1995, by C.M. Life in accordance with the laws of the State of Connecticut.

C.M. Life maintains four segments within Separate Account I. The initial segment (“EBVUL Segment”) is used exclusively for C.M. Life’s individual flexible premium variable life insurance policy, known as Executive Benefit Variable Universal Life.

On November 12, 1997, C.M. Life established a second segment (“SVUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, C.M. Life established a third segment (“VUL Segment”) within Separate Account I to be used exclusively for C.M. Life’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On November 23, 1999, C.M. Life established a fourth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for C.M. Life’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF SVUL II’s SEGMENT’S ASSETS

The SVUL II Segment consists of twenty-eight divisions. Each division invests in corresponding shares of either the American Century Variable Portfolios, Inc. (“American Century VP”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), Fidelity® Variable Insurance Products Funds II (“Fidelity VIP Fund II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), Janus Aspen Series (“Janus Aspen”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), and Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”).

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the SVUL II Segment’s policyowners: American Century’s VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with one of its separate series available to the SVUL II Segment’s policyowners: Deutsche VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to the Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the investment adviser to the Fund.

Notes To Financial Statements (Continued)

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL II Segment’s policyowners: Fidelity’s VIP II Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Fund.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL II Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management, a separate business unit of Goldman Sachs & Co., serves as investment adviser to the Fund.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with one of its Funds available to the SVUL II Segment’s policyowners: INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Fund.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the SVUL II Segment’s policyowners: Janus Aspen Series Capital Appreciation Portfolio and Janus Aspen Series Worldwide Growth Portfolio. Janus Capital is the investment adviser to the Portfolios.

MML Trust is an open-end, investment company registered under the 1940 Act. Eleven of its thirteen separate series are available to the SVUL II Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Small Cap Value Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Value Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”) whereby DAMI manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Funds. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-advisor to the MML Large Cap Value Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company (“Wellington Management”) pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers.

Oppenheimer Fund is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to the SVUL II Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Fund.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL II Segment’s policyowners: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL II Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the SVUL II Segment’s policyowners: Templeton International Securities Fund (Class 2). Templeton Investment Counsel, LLC is the investment adviser to the Fund.

Notes To Financial Statements (Continued)

In addition to the twenty-eight divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by SVUL II Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the American Century VP, Deutsche VIT Funds, Fidelity VIP Fund II, Goldman Sachs VIT, INVESCO VIF, Janus Aspen, MML Trust, Oppenheimer Fund, Panorama Fund, T. Rowe Price and Franklin Templeton VIP Trust are each stated at market value, which is the net asset value of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Separate Account I form a part of the total operations of C.M. Life, and the Separate Account I is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account I will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the SVUL II Segment credited to the policies. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account I.

D. Policy Loan

When a policy loan is made, SVUL II Segment transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of SVUL II Segment by an equal amount. The interest rate charge on any loan is 4% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the SVUL II Segment of Separate Account I and the GPA. The charge is 8.5% of premium up to premium expense factor and 5% of premium over expense premium. The expense premium is based on the issue age, gender, and risk classification of the Insured.

Monthly charges will be deducted from the account value. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Notes To Financial Statements (Continued)

Daily charges against the net asset value of the SVUL II Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25%, on an annual basis, of daily net asset value of the SVUL II Segment of Separate Account I.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The mortality risk is fully borne by C.M. Life and may result in additional amounts being transferred into the SVUL II Segment’s account by C.M. Life to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to C.M. Life.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriter of the policy.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended Decem- ber 31, 2001	Ameri- can Cen- tury VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contra- fund® Division	Goldman Sachs Capital Growth Division	INVES- CO Tech- nology Division	Janus Aspen Capital Appre- ciation Division	Janus Aspen World- wide Growth Division	MML Blend Division	MML Emerg- ing Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division

Cost of pur- chases	$ 1,152,097	$ 894,454	$ 1,505,937	$ 474,097	$ 13,693	$ 1,250,634	$ 2,366,912	$ 929,106	$ 763	$ 2,474,427	$ 4,050,588	$ 569,153	$ 514,987	$ 1,514,451

Pro- ceeds from sales	(378,308)	(175,939)	(654,275)	(245,756)	(484)	(496,803)	(1,666,883)	(84,410)	(70)	(269,570)	(3,003,230)	(444,722)	(208,660)	(796,463)

For The Year Ended Decem- ber 31, 2001 (Con- tinued)	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppen- heimer Aggres- sive Growth Division	Oppen- heimer Bond Division	Oppen- heimer Capital Apprecia- tion Division	Oppen- heimer Global Securities Division	Oppen- heimer High Income Division	Oppen- heimer Main Street® Growth & Income Division	Oppen- heimer Strategic Bond Division	Oppen- heimer Inter- national Growth Division	T. Rowe Price Mid-Cap Growth Division	Temple- ton Inter- national Secur- ities Division

Cost of pur- chases	$15,335,899	$ 243,082	$ 629,969	$1,080,249	$ 2,571,187	$ 113,627	$ 2,650,393	$ 4,285,524	$ 152,293	$ 853,365	$ 462,934	$ 483,142	$ 1,778,868	$ 2,888,646

Pro- ceeds from sales	(11,965,357)	(236,333)	(629,152)	(317,542)	(1,050,008)	(5,849)	(909,089)	(3,287,710)	(17,020)	(143,321)	(29,085)	(485,126)	(858,020)	(2,175,884)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2001	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	INVESCO Technology Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division

Units Purchases	883,927	285,505	1,014,836	336,151	8,554	982,516	921,435	612,245	971	1,135,765

Units withdrawn and transferred to Guaranteed Principal Account	(85,662)	(20,737)	(159,908)	(31,593)	(748)	(138,848)	(126,690)	(53,032)	(166)	(128,272)

Units transferred between divisions and transferred from/to GPA	120,399	499,233	128,431	(38,256)	8,073	270,357	34,467	77,274		498,926

Net increase (decrease)	918,664	764,001	983,359	266,302	15,879	1,114,025	829,212	636,487	805	1,506,419

Units, at beginning of the period/year	616,499	164,994	1,497,777	260,200	-	999,957	1,012,202	399,540	-	1,118,543

Units, at end of the year	1,535,163	928,995	2,481,136	526,502	15,879	2,113,982	1,841,414	1,036,027	805	2,624,962

For The Year Ended December 31, 2001 (Continued)	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division

Units Purchases	3,341,678	244,324	248,990	737,465	7,082,455	3,279	343,674	407,527	2,382,729	68,491

Units withdrawn and transferred to Guaranteed Principal Account	(2,661,161)	(41,510)	(4,209)	(60,439)	(424,145)	(1,006)	(316,094)	(45,868)	(283,018)	(5,154)

Units transferred between divisions and transferred from/to GPA	431,363	(29,078)	90,104	(110,020)	(2,964,366)	8,217	(85,545)	341,335	(316,176)	31,387

Net increase (decrease)	1,111,880	173,736	334,885	567,006	3,693,944	10,490	(57,965)	702,994	1,783,535	94,724

Units, at beginning of the period/year	3,207,625	414,401	-	747,368	2,931,887	-	531,915	287,922	2,191,033	4,871

Units, at end of the year	4,319,505	588,137	334,885	1,314,374	6,625,831	10,490	473,950	990,916	3,974,568	99,595

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	Oppenheimer International Growth Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Units Purchases	1,565,866	1,851,734	97,700	683,160	251,484	3,256	949,645	418,797

Units withdrawn and transferred to Guaranteed Principal Account	(187,032)	(695,161)	(14,308)	(101,652)	(19,965)	(2,176)	(370,342)	(24,236)

Units transferred between divisions and transferred from/to GPA	300,308	(256,383)	35,856	263,846	153,719	1,941	403,862	286,510

Net increase (decrease)	1,679,142	900,190	119,248	845,354	385,238	3,021	983,165	681,071

Units, at beginning of the period/year	1,568,492	2,538,529	147,899	695,050	196,142	-	1,161,784	61,825

Units, at end of the year	3,247,634	3,438,719	267,147	1,540,404	581,380	3,021	2,144,949	742,896

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For the Period May 1, 2000 (Commencement of Operations) through December 31, 2000	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity VIP II Contra- fund Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Apprecia- tion Division	Janus Aspen World- wide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Units Purchased	289,216	12,014	951,499	82,204	558,455	514,776	226,836	665,295	616,289	68,210	333,609	13,875,202

Units withdrawn and transferred to Guaranteed Principal Account	(15,947)	(2,438)	(31,547)	(5,699)	(19,341)	(19,245)	(9,862)	(20,492)	(47,205)	(5,711)	(9,809)	(103,289)

Units transferred between divisions and transferred from/to GPA	343,230	155,418	577,825	183,695	460,843	516,671	182,566	473,740	2,638,541	351,902	423,568	(10,840,026)

Net increase	616,499	164,994	1,497,777	260,200	999,957	1,012,202	399,540	1,118,543	3,207,625	414,401	747,368	2,931,887

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	616,499	164,994	1,497,777	260,200	999,957	1,012,202	399,540	1,118,543	3,207,625	414,401	747,368	2,931,887

For the Period May 1, 2000 (Commencement of Operations) through December 31, 2000 (Continued)	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppen- heimer Aggressive Growth Division	Oppen- heimer Bond Division	Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Securities Division	Oppen- heimer High Income Division	Oppen- heimer Main Street Growth & Income Division	Oppen- heimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Inter- national Securities Division

Units Purchased	84,504	87,997	1,308,133	398	951,493	861,189	63,666	391,254	132,216	435,936	47,992

Units withdrawn and transferred to Guaranteed Principal Account	(7,863)	(6,067)	(48,918)	(175)	(32,207)	(36,281)	(1,368)	(14,677)	(2,006)	(23,607)	(2,849)

Units transferred between divisions and transferred from/to GPA	455,274	205,992	931,818	4,648	649,206	1,713,621	85,601	318,473	65,932	749,455	16,682

Net increase	531,915	287,922	2,191,033	4,871	1,568,492	2,538,529	147,899	695,050	196,142	1,161,784	61,825

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	531,915	287,922	2,191,033	4,871	1,568,492	2,538,529	147,899	695,050	196,142	1,161,784	61,825

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the two years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
American Century VP Income & Growth Division
December 31,

2001	1,535,163	$0.82	$1,260,994	0.25%	(8.58)%

2000*	616,499	0.90	553,932	0.25%	(10.15)%

Deutsche VIT Small Cap Index Division
December 31,

2001	928,995	0.95	884,121	0.25%	1.81%

2000*	164,994	0.93	154,227	0.25%	(6.53)%

Fidelity® VIP II Contrafund® Division
December 31,

2001	2,481,136	0.81	2,021,801	0.25%	(12.50)%

2000*	1,497,777	0.93	1,394,287	0.25%	(6.91)%

Goldman Sachs Capital Growth Division
December 31,

2001	526,502	0.78	409,798	0.25%	(14.67)%

2000*	260,200	0.91	237,360	0.25%	(8.78)%

INVESCO Technology Division
December 31,

2001*	15,879	0.80	12,709	0.25%	(45.96)%

Janus Aspen Capital Appreciation Division
December 31,

2001	2,113,982	0.62	1,310,369	0.25%	(21.87)%

2000*	999,957	0.79	793,331	0.25%	(20.66)%

Janus Aspen Worldwide Growth Division
December 31,

2001	1,841,414	0.62	1,148,917	0.25%	(22.63)%

2000*	1,012,202	0.81	816,270	0.25%	(19.36)%

MML Blend Division
December 31,

2001	1,036,027	0.94	971,307	0.25%	(5.99)%

2000*	399,540	1.00	398,433	0.25%	(0.28)%

MML Emerging Growth Division
December 31,

2001*	805	0.92	739	0.25%	(16.54)%

MML Equity Division
December 31,

2001	2,624,962	0.89	2,339,715	0.25%	(14.93)%

2000*	1,118,543	1.05	1,171,990	0.25%	4.78%

MML Equity Index Division
December 31,

2001	4,319,505	0.79	3,414,700	0.25%	(12.40)%

2000*	3,207,625	0.90	2,893,797	0.25%	(9.78)%

MML Growth Equity Division
December 31,

2001	588,137	0.67	392,251	0.25%	(25.38)%

2000*	414,401	0.89	370,490	0.25%	(10.60)%

*	Commenced operations
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Large Cap Value Division
December 31,

2001*	334,885	$0.95	$ 318,492	0.25%	(11.38)%

MML Managed Bond Division
December 31,

2001	1,314,374	1.17	1,539,725	0.25%	7.62%

2000*	747,368	1.09	813,515	0.25%	8.85%

MML Money Market Division
December 31,

2001	6,625,831	1.08	7,125,094	0.25%	3.41%

2000*	2,931,887	1.04	3,048,579	0.25%	3.98%

MML OTC 100 Division
December 31,

2001*	10,490	0.86	9,016	0.25%	(33.28)%

MML Small Cap Growth Equity Division
December 31,

2001	473,950	0.75	353,809	0.25%	(12.93)%

2000*	531,915	0.86	456,068	0.25%	(14.26)%

MML Small Cap Value Equity Division
December 31,

2001	990,916	1.10	1,094,643	0.25%	3.10%

2000*	287,922	1.07	308,508	0.25%	7.15%

Oppenheimer Aggressive Growth Division
December 31,

2001	3,974,568	0.54	2,128,520	0.25%	(31.44)%

2000*	2,191,033	0.78	1,711,466	0.25%	(21.89)%

Oppenheimer Bond Division
December 31,

2001	99,595	1.14	112,214	0.25%	7.52%

2000*	4,871	1.06	5,156	0.25%	5.86%

Oppenheimer Capital Appreciation Division
December 31,

2001	3,247,634	0.79	2,564,517	0.25%	(12.80)%

2000*	1,568,492	0.91	1,420,305	0.25%	(9.45)%

Oppenheimer Global Securities Division
December 31,

2001	3,438,719	0.84	2,891,182	0.25%	(12.26)%

2000*	2,538,529	0.96	2,432,507	0.25%	(4.18)%

Oppenheimer High Income Division
December 31,

2001	267,147	0.99	265,262	0.25%	1.71%

2000*	147,899	0.98	144,383	0.25%	(2.38)%

Oppenheimer Main Street® Growth & Income Division
December 31,

2001	1,540,404	0.81	1,247,842	0.25%	(10.38)%

2000*	695,050	0.90	628,295	0.25%	(9.60)%

Oppenheimer Strategic Bond Division
December 31,

2001	581,380	1.07	621,604	0.25%	4.58%

2000*	196,142	1.02	200,518	0.25%	2.23%

*	Commenced operations
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Oppenheimer International Growth Division
December 31,

2001*	3,021	$0.84	$ 2,542	0.25%	(24.50)%

T. Rowe Price Mid-Cap Growth Division
December 31,

2001	2,144,949	1.00	2,136,182	0.25%	(1.17)%

2000*	1,161,784	1.01	1,170,760	0.25%	0.77%

Templeton International Securities Division
December 31,

2001	742,896	0.86	640,337	0.25%	(16.21)%

2000*	61,825	1.03	63,597	0.25%	2.87%

*	Commenced operations
Report of Independent Auditors

To the Board of Directors and Policyholders of
C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of C.M. Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$1,165.7	$ 898.8
Mortgage loans	329.0	270.1
Policy loans	132.4	124.0
Other investments	24.2	27.9
Cash and short-term investments	209.6	115.4

Total invested assets	1,860.9	1,436.2

Investment and insurance amounts receivable	72.6	91.2
Deferred income taxes	7.1	–
Transfer receivable from separate accounts	123.7	138.8

	2,064.3	1,666.2

Separate account assets	3,317.5	3,074.2

Total assets	$5,381.8	$4,740.4

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$1,753.4	$1,362.9
Policyholders’ claims and other benefits	7.0	4.3
Payable to parent	45.0	61.2
Federal income taxes	22.5	12.4
Asset valuation and other investment reserves	16.1	20.8
Other liabilities	32.4	57.9

	1,876.4	1,519.5

Separate account liabilities	3,317.5	3,074.2

Total liabilities	5,193.9	4,593.7

Shareholder’s equity:

Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	198.8	153.8
Surplus	(13.4)	(9.6)

Total shareholder’s equity	187.9	146.7

Total liabilities & shareholder’s equity	$5,381.8	$4,740.4

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$1,618.8	$2,288.6	$ 935.5
Net investment income	115.3	100.9	85.0
Fees and other income	102.7	104.1	33.4

Total revenue	1,836.8	2,493.6	1,053.9

Benefits and expenses:

Policyholders’ benefits and payments	467.7	463.9	332.2
Addition to policyholders’ reserves and funds	1,089.8	1,708.0	540.4
Operating expenses	168.5	170.0	122.0
Commissions	121.9	140.2	82.6
State taxes, licenses and fees	14.8	15.2	9.9
Federal income taxes (benefit)	(1.8)	7.2	2.1

Total benefits and expenses	1,860.9	2,504.5	1,089.2

Net loss from operations	(24.1)	(10.9)	(35.3)

Net realized capital loss	(5.5)	(3.0)	(8.7)

Net loss	$ (29.6)	$ (13.9)	$ (44.0)

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Shareholder’s equity, beginning of year, as previously reported	$146.7	$ 95.3	$141.0
Cumulative effect of the change in statutory accounting principles	15.9	–	–

Shareholder’s equity, beginning of year, as adjusted	162.6	95.3	141.0

Increases (decreases) due to:
Net loss	(29.6)	(13.9)	(44.0)
Change in net unrealized capital gains (losses)	(4.9)	(3.6)	4.0
Change in asset valuation and other investment reserves	4.7	1.9	1.2
Additional paid-in and contributed surplus	45.0	85.0	–
Change in reserve valuation basis	–	(9.0)	(2.4)
Change in non-admitted assets	8.1	(9.1)	(4.4)
Other	2.0	0.1	(0.1)

	25.3	51.4	(45.7)

Shareholder’s equity, end of year	$187.9	$146.7	$ 95.3

See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net loss	$ (29.6)	$ (13.9)	$ (44.0)
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	408.3	98.1	180.4
Net realized capital loss	5.5	3.0	8.7
Other changes	17.9	(19.5)	14.3

Net cash provided by operating activities	402.1	67.7	159.4

Investing activities:
Loans and purchases of investments	(713.5)	(574.2)	(486.1)
Sales and maturities of investments and receipts from repayment of loans	360.6	354.9	403.0

Net cash used in investing activities	(352.9)	(219.3)	(83.1)

Financing activities:
Additional paid-in and contributed surplus	45.0	85.0	–

Net cash provided by financing activities	45.0	85.0	–

Increase (decrease) in cash and short-term investments	94.2	(66.6)	76.3

Cash and short-term investments, beginning of year	115.4	182.0	105.7

Cash and short-term investments, end of year	$ 209.6	$ 115.4	$ 182.0

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

C.M. Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

1.  SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the “Department”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity whereas, United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (g) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method. The value of fixed maturity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value.

The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are carried at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the shareholder’s equity against declines in the value of bonds and mortgage loan investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital losses of $0.9 million in 2001, $5.1 million in 2000 and $1.4 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $(0.9) million in 2001, $0.5 million in 2000 and $0.5 million in 1999. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

Investment income consists primarily of interest income. Interest income is recognized on an accrual basis. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) policy loans interest due and accrued in excess of cash value, and (d) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

Notes to Statutory Financial Statements, Continued

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position, and are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners’ Reserve Valuation Method and the California Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 4.50 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.25 to 9.00 percent.

During 2000, the Company adopted the continuous application of the Commissioners’ Reserve Valuation Method of calculating individual annuity reserves resulting in a $9.0 million decrease to shareholder’s equity. Previously, the Company used a curtate application of the Commissioners’ Reserve Valuation Method.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2.  ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001, the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The effect of adopting Codification was an increase to January 1, 2001 shareholder’s equity of $15.9 million. The primary components of this increase are the change in accounting for certain investments in derivatives of $4.7 million, the exclusion of cost of collection liability of $5.6 million and the admission of a net deferred tax asset of $5.1 million.

Notes to Statutory Financial Statements, Continued

The Company believes that it has made a reasonable determination of the effect on shareholder’s equity based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the State of Connecticut Insurance Department or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company has outstanding commitments to purchase privately placed securities and mortgage loans, which totaled $2.9 million and $203.6 million, respectively.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 119.7	$ –	$ –	$ 119.7
Debt securities issued by foreign governments	2.1	–	–	2.1
Asset-backed securities	49.5	–	–	49.5
Mortgage-backed securities	109.1	0.4	–	109.5
State and local governments	1.1	–	–	1.1
Corporate debt securities	812.3	5.2	2.9	814.6
Utilities	63.9	1.1	–	65.0
Affiliates	8.0	–	0.2	7.8

	$1,165.7	$ 6.7	$ 3.1	$1,169.3

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 70.2	$ –	$ –	$ 70.2
Debt securities issued by foreign governments	4.1	–	0.3	3.8
Asset-backed securities	52.1	–	–	52.1
Mortgage-backed securities	86.4	–	–	86.4
State and local governments	1.1	–	–	1.1
Corporate debt securities	631.7	3.1	3.4	631.4
Utilities	45.3	0.5	0.1	45.7
Affiliates	7.9	0.3	–	8.2

	$ 898.8	$ 3.9	$ 3.8	$ 898.9

Notes to Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 29.6	$ 29.6
Due after one year through five years	238.4	239.3
Due after five years through ten years	534.9	537.2
Due after ten years	163.8	164.0

	966.7	970.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	199.0	199.2

TOTAL	$1,165.7	$1,169.3

Proceeds from sales of investments in bonds were $275.0 million during 2001, $316.8 million during 2000 and $325.8 million during 1999. Gross capital gains of $1.6 million in 2001, $2.2 million in 2000 and $2.1 million in 1999 and gross capital losses of $9.3 million in 2001, $2.6 million in 2000 and $4.9 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $4.7 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Mortgage Loans

Mortgage loans, comprised primarily of commercial loans, amounted to $329.0 million and $270.1 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. There were no valuation reserves or impairments on mortgage loans as of December 31, 2001 or 2000. The Company had restructured loans with book values of $2.8 million and $2.9 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

2002	$ 28.3
2003	28.5
2004	27.4
2005	17.9
2006	32.1
Thereafter	89.6

Commercial loans	223.8
Mortgage loan pools	105.2

Mortgage loans	$329.0

The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 6.3% to 15.0%.

The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were immaterial at December 31, 2001 and 2000.

Notes to Statutory Financial Statements, Continued

The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

	2001	2000
	(In Millions)
California	$ 50.3	$ 48.9
Illinois	27.3	24.4
Massachusetts	21.4	12.6
Texas	21.3	19.6
Florida	16.6	15.5
New York	12.4	19.2
All other states	74.5	74.9

Commercial loans	223.8	215.1
Nationwide loan pools	105.2	55.0

Mortgage loans	$329.0	$270.1

c. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.2 million at December 31, 2001. There were no investments which were non-income producing for the preceding twelve months at December 31, 2000. Investments in joint ventures and partnerships were $0.9 million at December 31, 2001 and 2000. There was no net investment income on joint ventures and partnerships for the years ended December 31, 2001, 2000, and 1999, respectively. Net investment income on derivative instruments was $1.7 million for the year ended December 31, 2001, net investment losses were $0.3 million for the year ended December 31, 2000, while there was $0.3 million of net investment income for the year ended December 31, 1999.

d. Realized Capital Gains and Losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(7.7)	$(0.4)	$ (2.8)
Mortgage loans	0.6	(1.6)	0.1
Closed derivatives	(1.2)	(8.4)	(2.4)
Derivatives marked to market	1.0	–	–
Other investments	0.1	–	(5.4)
Federal and state taxes	0.8	2.3	0.4

Net realized capital losses before deferral to IMR	(6.4)	(8.1)	(10.1)
Losses deferred to IMR	1.4	7.9	2.1
Less: taxes on net deferred losses	(0.5)	(2.8)	(0.7)

Net deferred to IMR	0.9	5.1	1.4

Net realized capital losses	$(5.5)	$(3.0)	$ (8.7)

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

Notes to Statutory Financial Statements, Continued

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $594.9 million and $315.0 million, respectively. The Company’s credit risk exposure was limited to the fair values of $6.7 million and $7.2 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $669.5 million and $809.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $3.8 million and $3.6 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $11.9 million and $6.6 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $0.8 million and $0.5 million at December 31, 2001 and 2000, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $12.5 million and $10.8 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: Estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rate applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Notes to Statutory Financial Statements, Continued

Policy loans, cash and short-term investments: Estimated fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts is determined by discounted cash flow projections.

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$1,165.7	$1,169.3	$898.8	$898.9
Mortgage loans	329.0	337.9	270.1	274.8
Policy loans	132.4	132.4	124.0	124.0
Cash and short-term investments	209.6	209.6	115.4	115.4

Other financial instruments:

Interest rate swap agreements	6.7	6.7	–	7.2
Options	3.8	3.8	6.1	3.6
Currency swaps	0.8	0.8	–	0.5

Financial liabilities:

Investment type insurance contracts	670.1	670.4	391.0	385.0

6.  REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $48.4 million, $46.2 million and $34.3 million and reinsurance recoveries were $71.6 million, $40.8 million and $43.7 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $22.1 million and $6.9 million as of December 31, 2001 and 2000, respectively.

At December 31, 2001, four reinsurers accounted for 86% of the outstanding reinsurance recoverable from reinsurers.
Notes to Statutory Financial Statements, Continued

7.  FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, resulted in effective tax rates which differ from the federal statutory tax rate. For the years ending December 31, 2001 and 2000, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax benefit using 35%	$(9.0)	$(1.3)	$(11.7)
Policy reserves	(0.9)	4.0	10.5
Policy acquisition costs	11.0	12.6	6.6
Prior year effects	(3.3)	(7.5)	(2.3)
Investment and other items	0.4	(0.6)	(1.0)

Total federal income tax expense (benefit)	(1.8)	7.2	2.1
Capital gains tax benefit	(0.8)	(2.2)	(0.4)

Current income tax expense (benefit)	$(2.6)	$ 5.0	$ 1.7

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy acquisition costs	$ 47.7
Policy reserves	11.2
Investment and other items	2.1

Total deferred tax assets	61.0
Non-admitted deferred tax assets	(51.0)

Admitted deferred tax assets	$ 10.0

Deferred Tax Liabilities:

Investment items	$ 1.7
Policy reserves	1.1
Expense items	0.1

Total deferred tax liabilities	2.9

Net admitted deferred tax assets	$ 7.1

The change in deferred tax assets of $2.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $0.2 million resulted in the net change in deferred taxes of $2.0 million for the year ended December 31, 2001.

Federal income tax refunds were $12.8 million and $14.6 million in 2001 and 2000, respectively. The Company paid federal income taxes in the amount of $6.8 million in 1999.

The Company plans to file a separate company 2001 federal income tax return.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1995 and is currently examining the years 1996 and 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Notes to Statutory Financial Statements, Continued

8. SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $18.8 million of shareholder’s equity is available for distribution to the shareholder in 2002 without prior regulatory approval.

During 2001 and 2000, MassMutual contributed additional paid-in capital of $45.0 million and $85.0 million, respectively, to the Company.

9.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $171.6 million, $172.6 million and $124.5 million in 2001, 2000 and 1999, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. The Company received premiums of $295.6 million, $1,090.9 million and $117.8 million in 2001, 2000 and 1999, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company has recorded commissions payable of $0.4 million as of December 31, 2001 and $12.0 million as of December 31, 2000, and has paid $15.0 million for the twelve month period ended December 31, 2001.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $22.9 million, $26.7 million and $29.8 million was ceded to MassMutual in 2001, 2000 and 1999, respectively. Policyholder benefits of $33.8 million, $38.4 million and $38.7 million were ceded to MassMutual in 2001, 2000 and 1999, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed ..32% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $70.0 million in 2001, $72.4 million in 2000, and $45.4 million in 1999 and it was not exceeded in any of the years. Premium income of $1.3 million was ceded to MassMutual in 2001, 2000 and 1999, respectively.

Effective January 1, 2000, the Company entered into a coinsurance agreement with MassMutual, whereby the Company cedes substantially 100% of the premiums on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $47.4 million and $47.3 million was ceded to MassMutual in 2001 and 2000, respectively. Fees and other income include a $36.8 million, $55.7 million and a $10.7 million expense allowance from MassMutual in 2001, 2000 and 1999, respectively. Policyholders’ benefits of $11.3 million and $5.9 million was ceded to MassMutual in 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

10. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Through December 31, 2001, the Company incurred gross claims in the amount of $5.3 million related to the events of September 11, 2001, of which $4.5 million are reinsured, resulting in a net exposure of $0.8 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy, which are directly impacted by these events, such as the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$5,070.9
Not subject to discretionary withdrawal	(12.2)
Policy loans	(132.4)

Subject to discretionary withdrawal	$4,926.3

Total invested assets, including separate investment accounts	$5,178.4
Policy loans and other invested assets	(156.6)

Marketable investments	$5,021.8

12. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2001, is illustrated below. Subsidiaries are wholly owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S.A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S.A. – 92.5%
MassMutual International (Luxembourg) S.A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Co. – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life's parent company, Massachusetts Mutual Life Insurance Company ("MassMutual"), as set forth below.

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of C.M. Life pursuant to the foregoing provisions, or otherwise, C.M. Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by C.M. Life or MassMutual or of expenses incurred or paid by a director, officer or controlling person of C.M. Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, C.M. Life or MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life.

CONTENTS OF POST-EFFECTIVE AMENDMENT No. 3

This Registration Statement is comprised of the following documents:

The Facing Sheet.
Cross-Reference to items required by Form N-8B-2.
The Prospectus consisting of 90 pages.
The Undertaking to File Reports.
The Undertaking pursuant to Rule 484 under the Securities Act of 1933.
Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.
The Signatures.
Written Consents of the Following Persons:
			1.	Deloitte & Touche LLP as its independent auditors;
			2.	Counsel opining as to the legality of securities being registered;
			3.	Opinion and Consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

99.A	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:
	1.a.	Resolution of Board of Directors of C.M. Life establishing the Separate Account: /1/
	1.b.	Certificate from C.M. Life's Secretary attesting to the establishment of the SVUL II Segment./14/
	2.	Not Applicable.
	3.a.	Form of Distribution Servicing Agreement between MML Distributors, LLC and C.M. Life./2/
	3.b.	Form of Co-Underwriting Agreement between MML Investors Services, Inc. and C.M. Life./3/
	4.	Not Applicable.
	5.	a.	Form of Survivorship Flexible Premium Adjustable Variable Life Policy/12/
		b.	Form of Survivorship Term Rider/12/
		c.	Form of Estate Protection Rider/12/
		d.	Form of Accelerated Benefit Rider/12/
		e.	Form of Policy Split Option Rider/12/
	6a.	Certificate of Incorporation of C.M. Life./4/
	6b.	By-Laws of C.M. Life./4/
	7.	Not Applicable.
	8.	Form of Participation Agreements.
		a.	Oppenheimer Variable Account Fund/5/
		b.	Fidelity's® Variable Insurance Products Fund II/6/
		c.	T. Rowe Price Equity Series, Inc./7/
		d.	American Century Variable Portfolios, Inc./6/
		e.	Janus Aspen Series/11/
		f.	BT Insurance Funds/11/
		g.	Goldman Sachs Variable Insurance Trust/7/
		h.	Templeton Variable Product Series Fund/11/
		i.	INVESCO Variable Investment Funds, Inc./16/
		j.	Panorama Series Fund, Inc./5/

	9.	Not Applicable.
	10.	Form of Application for a Survivorship Flexible Premium Adjustable Variable Life insurance policy./13/
	11.	SEC Procedures Memorandum describing C.M. Life's issuance, transfer, and redemption procedures for the Policy./15/
99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered.
99.C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.
99.D.	Not Applicable.
99.E.	Consent of Deloitte & Touche LLP as independent auditors.
99.F.	Opinion and Consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.
99.G.	Powers of Attorney/2/
	1.	Powers of Attorney for Edward M. Klein and Isadore Jermyn/9/
	2.	Power of Attorney for Robert J. O'Connell/10/
	3.	Power of Attorney for Efrem Marder/14/
	4.	Power of Attorney for Lawrence V. Burkett, Jr./17/
	5.	Power of Attorney for Brent Nelson/l8/
27.	Not Applicable

/1/	Incorporated by reference to Initial Registration Statement No. 33-49457 filed with the Commission as an exhibit on April 6, 1999.
/2/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated August 11, 1995.
/3/	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-91072 dated May 1, 1996.
/4/	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 filed with the Commission as an exhibit effective May 1, 1998.
/5/	Incorporated by reference to Initial Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
/6/	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
/7/	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
/8/	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on or about April 25, 2001.
/9/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-61679 on Form N-4 filed with the Commission as an exhibit on December 21, 1998.
/10/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 on Form N-4 on August 1, 2000.
/11/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission on September 20, 1999.
/12/	Incorporated by reference to Initial Registration Statement No. 333-88493 filed with the Commission as an exhibit on October 5, 1999.
/13/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission on January 20, 2000.
/14/	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement No. 333-88493 filed with the Commission on January 20, 2000.
/15/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on April 25, 2002.
/16/	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed with the Commission as an exhibit in April, 2000.
/17/	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-2347 on form S-2 filed with the Commission as an exhibit in March, 2000.
/18/	Incorporated by reference to the 9/30/01 Form 10-Q filing for C.M. Life Insurance Company (File No. 33-45123).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 to Registration Statement No. 333-88493 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-88493 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2002.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M. LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Robert J. O'Connell*
Robert J. O'Connell, Director, Chairman, President and Chief Executive Officer
C.M. Life Insurance Company

/s/	Richard M. Howe	On April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-88493 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell*	Director, Chairman, President and Chief Executive Officer	April 25, 2002

Robert J. O'Connell

/s/ Edward M. Kline*	Vice President and Treasurer (Principal Financial Officer)	April 25, 2002

Edward M. Kline

/s/ Brent Nelson*	Sr. Vice President and Controller (Principal Accounting Officer)	April 25, 2002

Brent Nelson

/s/ Lawrence V. Burkett, Jr.*	Director	April 25, 2002

Lawrence V. Burkett, Jr.

/s/ Isadore Jermyn*	Director	April 25, 2002

Isadore Jermyn

/s/ Efrem Marder*	Director	April 25, 2002

Efrem Marder

/s/ Richard M. Howe	On April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

*Richard M. Howe

EXHIBIT LIST

99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered.

99.E.	Consents of Deloitte & Touche LLP as independent auditors.

99.F	Opinion and Consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.